SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Soliciting Material Under Rule 14a-12
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☒ Definitive Proxy Statement
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Palomar Medical Technologies, Inc.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 14, 2005

Dear Stockholder:

        You are cordially invited to attend the 2005 annual meeting of stockholders of Palomar Medical Technologies, Inc. which will be held on Wednesday, May 11, 2005 at 10:00 a.m. at the Marriott Hotel, One Mall Road, Burlington, Massachusetts 01803 and thereafter as it may be adjourned from time to time.

        At this year’s annual meeting, you will be asked to elect six (6) directors; ratify the selection of Ernst & Young LLP as our independent auditors for fiscal 2005; and transact such other business as may properly come before the meeting or any adjournments thereof.

        Details of the matters to be considered at the meeting are contained in the attached notice of annual meeting and proxy statement, which we urge you to consider carefully.

        As a stockholder, your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return your proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

        Thank you for your cooperation, continued support and interest in Palomar Medical Technologies, Inc.

Sincerely, Louis P. Valente Chairman

PALOMAR MEDICAL TECHNOLOGIES, INC.
82 Cambridge Street
Burlington, Massachusetts 01803

Notice of the
2005 Annual Meeting of Stockholders

To the stockholders OF PALOMAR MEDICAL TECHNOLOGIES, INC.:

        NOTICE IS HEREBY GIVEN that the 2005 annual meeting of stockholders of Palomar Medical Technologies, Inc., a Delaware corporation, will be held on Wednesday, May 11, 2005 at 10:00 a.m. at the Marriott Hotel, One Mall Road, Burlington, Massachusetts 01803 and thereafter as it may be adjourned from time to time for the following purposes:

    1.        To elect six (6) directors to serve until the 2006 annual meeting of stockholders and until their respective successors are duly elected and qualified;

    2.        To ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2005; and

    3.        To transact such other business as may properly come before the meeting or any adjournments thereof.

        The board of directors has fixed the close of business on March 14, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

        We hope that all stockholders will be able to attend the meeting in person. In order to assure that a quorum is present at the meeting, please date, sign and promptly return the enclosed proxy card whether or not you expect to attend the meeting. A postage-prepaid envelope has been enclosed for your convenience. If you attend the meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors Patricia A. Davis Secretary

Burlington, Massachusetts
March 14, 2005

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.

PLEASE FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

–i–

PALOMAR MEDICAL TECHNOLOGIES, INC.
82 Cambridge Street
Burlington, Massachusetts 01803

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 11, 2005

INFORMATION ABOUT THE MEETING

General

        The enclosed proxy is solicited by the board of directors of Palomar Medical Technologies, Inc. for use at the 2005 Annual Meeting of Stockholders to be held on Wednesday, May 11, 2005 at 10:00 a.m. at the Marriott Hotel, One Mall Road, Burlington, Massachusetts 01803, and thereafter as it may be adjourned from time to time.

        We intend to mail this proxy statement, the accompanying form of proxy and annual report on Form 10-K (excluding exhibits) for the fiscal year ended December 31, 2004 to all stockholders entitled to vote on or about March 14, 2005. The costs of soliciting proxies will be borne by us.

Voting Rights and Outstanding Shares

        Only stockholders of record at the close of business on March 14, 2005 will be entitled to vote at the meeting or any adjournments thereof. As of March 9, 2005, 16,708,069 shares of our common stock, $.01 par value, were issued and outstanding. Each share entitles the holder to one vote with respect to all matters submitted to stockholders at the meeting. There is no other class of our voting securities entitled to vote at the meeting.

Quorum Requirement

        To establish a quorum to transact business at the meeting, there must be present at the meeting, in person or by proxy, one-third of the shares of common stock issued, outstanding, and entitled to vote at the meeting. Shares represented by executed proxies received by us will be counted for purposes of establishing a quorum, regardless of how or whether such shares are voted on any specific proposal.

Votes Required to Pass the Proposals

        To be elected, a director must receive a plurality of the votes of the common stock present, in person, or represented by proxy at the annual meeting and entitled to vote on the election of directors.

Methods of Voting

        The shares represented by all properly executed proxies received in time for the meeting will be voted as specified therein. Proxies which are executed but which do not contain any specific instructions will be voted as recommended by us.

        For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote against a matter presented at the meeting.

        Voting by Mail: By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are enabling the individuals named on the proxy card (known as “proxies”) to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting. If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

        Voting in Person at the Meeting: If you plan to attend the meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. If you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote your shares.

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Revoking a Proxy

        Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote in person. The proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the meeting, by giving to the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the annual meeting and voting in person.

Broker Non-Votes

        In accordance with Delaware law, “broker non-votes” (proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretion to vote) will be treated as present for purposes of determining the presence of a quorum. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors and ratification of auditors.

Transfer Agent

        Our transfer agent, American Stock Transfer & Trust Company, will tabulate votes.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING
PROPOSAL NO. 1: ELECTION OF DIRECTORS

        Our directors are elected annually and hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. In general, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office. Shares represented by all proxies received by the board of directors and not so marked as to withhold authority to vote for an individual director, or for all directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The board of directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number.

        The following table sets forth certain information concerning each nominee for election as a director. Each of the nominees currently serves as a director.

Name	Age	Positions and Offices with the Company	Director Since
Louis P. Valente	74	Chairman of the Board of Directors	1997
Joseph P. Caruso	46	Director; Chief Executive Officer; President	2001
Jeanne Cohane	58	Director	2000
Nicholas P. Economou	56	Director	1997
James G. Martin	69	Director	1997
A. Neil Pappalardo	62	Director	1997

        LOUIS P. VALENTE. Mr. Valente has served as one of our directors since February 1997. Since September 1997, Mr. Valente has served as our chairman of the board of directors. From May 1997 through May 2002, he served as our chief executive officer. From 1968 to 1995, Mr. Valente held numerous positions at Perkin Elmer, Inc. (formerly EG&G, Inc.), a provider of drug discovery, research and clinical screening products, services and technologies for the life science industry in addition to products for aerospace, chemical, environmental, medical, photography, security and other global arenas. In 1968, he began his career at EG&G, Inc. as an assistant controller and held executive positions, including corporate treasurer, before becoming senior vice president of EG&G, Inc., presiding over and negotiating acquisitions, mergers and investments. Mr. Valente serves as a director of Medical Information Technology, Inc., MKS Instruments, Inc. and SurgiLight, Inc., all public companies, and one private company. Mr. Valente is a certified public accountant and a graduate of Bentley College.

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        JOSEPH P. CARUSO. Mr. Caruso has served as one of our directors since October 2001. Since May 15, 2002, Mr. Caruso has served as our chief executive officer and president and is responsible for all aspects of operational controls. Mr. Caruso served as our president and chief operating officer since May 2001. From 1992 until May 2002, Mr. Caruso served as our chief financial officer. Mr. Caruso was also strategically involved in our restructuring. From 1981 to 1992, Mr. Caruso was a chief financial officer for a private manufacturing company and a manager with an international public accounting firm.

        JEANNE COHANE. Ms. Cohane has served as one of our directors since June 2000. Ms. Cohane has over eighteen years of experience in the cosmetic business. Ms. Cohane has spent most of her career in the retail beauty market where she was a senior member of the Crabtree & Evelyn management team and served as managing director of their private label company. Crabtree & Evelyn, an international company, is well known and respected for its beauty products and consumer based market approach. Ms. Cohane has many years of experience in strategic planning, business development and product expansion, leadership and management of all areas of operations.

        NICHOLAS P. ECONOMOU. Dr. Economou has served as one of our director since November 1997. Dr. Economou is the chief executive officer of Confluent Photonics Corporation, a developer and manufacturer of photonic subsystems for the telecommunications and cable TV industries. Before joining Confluent, Dr. Economou was chief operating officer of AXSUN Technologies, also a manufacturer of photonic subsystems. Previously, Dr. Economou was chief operating officer of FEI Company (FEIC), a manufacturer of production and analytical equipment for the semiconductor and data storage industries. Prior to FEI, he was chairman, president and chief executive officer of Micrion Corporation (MICN), which merged with FEI in August 1999. In addition to serving on the board of Palomar, he is also a director on the boards of several private companies. Dr. Economou received his B.A. in physics from Dartmouth College and his M.A. and Ph.D. in physics from Harvard University.

        JAMES G. MARTIN. Dr. Martin has served as one of our directors since June 1997. Since 1995, Dr. Martin has served as the vice president at the Carolinas Medical Center. Since 1993, he has also been the chairman of the research development board of the Carolinas Medical Center. From 1985 until 1993, Dr. Martin was the Governor of North Carolina and from 1973 until 1984, he served as a United States Congressman from North Carolina. Dr. Martin currently serves as a director for Duke Energy Company, Family Dollar, Inc., and is chairman of the board of aaiPharma, Inc. Dr. Martin has a B.S. in chemistry from Davidson College and a Ph.D. in chemistry from Princeton University.

        A. NEIL PAPPALARDO. Mr. Pappalardo has served as one of our director since June 1997. Mr. Pappalardo founded Medical Information Technology, Inc. in 1969, a provider of software systems to hospitals in the United States, Canada and the United Kingdom with over 1,800 employees and serves as the chairman and chief executive officer. Mr. Pappalardo serves on the executive committee as well as various other operational and academic committees at M.I.T., is a trustee of the New England Aquarium and serves on its Board of Governors. Mr. Pappalardo received his B.S. in electrical engineering from M.I.T.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MS. COHANE AND MESSRS. CARUSO, ECONOMOU, MARTIN, PAPPALARDO AND VALENTE AS OUR DIRECTORS.

PROPOSAL NO. 2: RATIFICATION OF SELECTION OF AUDITORS

        The audit committee has appointed Ernst & Young LLP, independent auditors, to audit our financial statements for the year ending December 31, 2005. Ernst & Young has served as our independent auditors since June 28, 2002.

        Appointment of our independent auditors is not required to be submitted to a vote of our stockholders for ratification. However, the audit committee has recommended that the board of directors submit this matter to our stockholders as a matter of good corporate practice, which the board of directors is doing.

        If the stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain Ernst & Young, and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the audit committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our best interests and our stockholders.

        A representative of Ernst & Young is expected to be present at the meeting, will have the opportunity to make a statement and is expected to be available to answer appropriate questions.

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Independent Auditor Fees

        The following table presents fees for professional audit services rendered by Ernst & Young for the audit of the Corporation’s annual financial statements for the years ended December 31, 2004 and December 31, 2003 and fees billed for other services rendered by Ernst & Young during those periods:

Fee Category	Fiscal 2004 Fees	Fiscal 2003 Fees
Audit Fees (1)	$ 313,500	$ 162,750
Audit-Related Fees (2)	12,000	12,000
Tax Fees (3)	17,500	52,000
All Other Fees (4)	1,500	1,500

Total Fees	$ 344,500	$ 228,250

(1)

Audit fees consist of aggregate fees billed for professional services rendered for the audit of our annual financial statements, the audit of management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2004 and December 31, 2003.

(2)

Audit-related fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees." Audit-related fees included the annual audit for the Company's 401(K) plan.

(3)

Tax fees consist of aggregate fees billed for professional services for tax compliance, tax advice and tax planning. Tax fees included professional services provided for preparation of federal and state tax returns.

(4)

All other fees consist of aggregate fees billed for products and services provided by the independent auditor, other than those disclosed above. All other fees included subscription to an accounting research tool.

Pre-approval policies and procedures

        At present, our audit committee approves each engagement for audit and non-audit services before we engage Ernst & Young to provide those services.

        Our audit committee has not established any pre-approval policies or procedures that would allow our management to engage Ernst & Young to provide any specified services with only an obligation to notify the audit committee of the engagement for those services. None of the services provided by Ernst & Young for fiscal 2004 was obtained in reliance on the waiver of the pre-approval requirement afforded in SEC regulations.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO RATIFY ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR FISCAL 2005.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        None of our directors or executive officers has any interest in the adoption of the above proposals.

MEETINGS AND COMMITTEES OF THE BOARD

        The board of directors met seven (7) times during the year ended December 31, 2004. All of the incumbent directors attended at least 75% of the meetings of the board of directors and the committees on which they served during the year ended December 31, 2004.

Policy Regarding Board Attendance

        Directors are expected to attend board meetings, meetings of committees on which they serve, and shareholder meetings, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. All of our directors also attended the annual shareholder meeting held on May 12, 2004.

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Compensation Committee

        The compensation committee currently consists of Mr. Martin and Ms. Cohane. In the year ended December 31, 2004, the compensation committee held six (6) meetings. The members of the compensation committee are independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The compensation committee's functions include the administration of our stock incentive awards, determining supplemental compensation awards, if any, and fixing the compensation of our executive officers.

Audit Committee

        The audit committee currently consists of Ms. Cohane and Messrs. Economou and Pappalardo. Mr. Delahanty resigned from the Board of Directors and the audit committee on December 20, 2004 due to illness. The audit committee held seven (7) meetings during the year ended December 31, 2004. The members of the audit committee are independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The audit committee's functions include appointing the independent public accountants, conferring with our independent public accountants regarding the scope and the results of our audit and reporting the same to the board of directors, reviewing our internal accounting procedures, and reviewing our existing and contemplated investments.

Audit Committee Financial Expert

        Our board of directors has determined that A. Neil Pappalardo is an "audit committee financial expert," as defined by Item 401(h) of Regulation S-K.

Nominating Committee

        We do not have a standing nominating committee or a charter with respect to the nominating process. Our board of directors believes that it is not necessary to have such a committee because its size and composition allow it to adequately identify and evaluate qualified candidates for directors. However, our board of directors will consider appointing such a committee in the future.

        The independent directors, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, consider and nominate the potential director nominees. The independent directors are Jeanne Cohane, Nicholas P. Economou, James G. Martin and A. Neil Pappalardo. The entire board of directors then ratifies the nominees.

        The board would consider any candidate proposed in good faith by a shareholder. To do so, our by-laws require a shareholder to timely submit the candidate's name, business credentials, contact information and his or her consent to be considered as a candidate to the attention of our Corporate Secretary at our address set forth on the first page of this proxy statement. To be timely, a stockholder's nomination must be delivered to the Corporate Secretary no earlier than January 12, 2006 and no later than February 11, 2006. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership.

        Our board of directors does not have any minimum qualifications that must be met by director nominees. Our board of directors evaluates candidates based on financial literacy, knowledge of our industry or other background relevant to our needs, status as a stakeholder in our company, "independence" for purposes of compliance with the rules of the SEC and NASDAQ, moral character and willingness, ability, and availability for service.

        Our board of directors does not have a formal process for identifying and evaluating nominees for directors, including nominees recommended by security holders. Moreover, we do not pay fees to any third party to assist in the process of identifying or evaluating director candidates. Because we do not have a standing nominating committee, this year's nominees (all of whom are currently serving as directors) were selected for re-election by our whole board.

Communications with the Board of Directors

        If you wish to communicate with the board of directors or any director individually, you may send correspondence to the attention of our General Counsel at our address set forth on the first page of this proxy statement. The General Counsel will submit your correspondence to the board or the appropriate committee or director, as applicable.

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Director Compensation

        For their services as outside directors during the year ended December 31, 2004, Ms. Cohane and Messrs. Economou, Martin and Pappalardo each received $30,000. Mr. Delahanty, who resigned from the Board of Directors and on December 20, 2004 due to illness, also received $30,000. In addition, Ms. Cohane and Messrs. Delahanty, Economou, Martin and Pappalardo each received an option to purchase 35,000 shares of our common stock at $16.53 per share, which was the closing bid price on the grant date. An option to purchase 25,000 shares vested on the grant date and an option to purchase 10,000 shares will vest upon the election of The Gillette Company to continue commercialization of a home-use, light-based hair removal device for women pursuant to our development and license agreement with them dated February 14, 2003. In accordance with our policy, our employee directors serve as directors without compensation. Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending board of directors meetings.

EXECUTIVE OFFICERS

        The name of our executive officer, who is not also one of our directors, and certain biographical information furnished by him, is set forth below.

Name	Age	Positions and Offices with the Company	Executive Officer Since
Paul S. Weiner	41	Chief Financial Officer; Treasurer	2002

        PAUL S. WEINER. Mr. Weiner has served as our chief financial officer and treasurer since October 2002. From August 1995 to October 2002, he served as our treasurer, vice president of finance and controller. From 1989 to 1994, Mr. Weiner served as the chief financial officer for Hygienetics, Inc., an environmental consulting company and from 1986 to 1989, he worked in public accounting for Ernst & Young and Wolf & Company. Mr. Weiner serves as a member of the Financial Executive Institute, the National Investor Relations Institute, the American Institute of Certified Public Accountants and the Massachusetts Society of Certified Public Accountants. Mr. Weiner is a certified public accountant and a graduate of Bryant College.

        Executive officers are elected annually by the board of directors and serve at the discretion of the board or until their respective successors have been duly elected and qualified. None of the nominees is related by blood, marriage or adoption to any of our directors or executive officers.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

        The following table sets forth certain information concerning compensation for the fiscal years ended December 31, 2004, 2003 and 2002 for our chief executive officer and two other executive officers:

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($)
Louis P. Valente	12/31/04	$200,000	$ --	225,000	$ --
Chairman of the Board of	12/31/03	$200,000	$ --	20,000	$ --
Directors	12/31/02	$200,000	$ --	55,000	$ --
Joseph P. Caruso	12/31/04	$275,000	$181,500	350,000	$ --
Chief Executive Officer	12/31/03	$250,000	$112,500	20,000	$ --
	12/31/02	$225,000	$ --	75,000	$ --
Paul S. Weiner	12/31/04	$185,000	$122,100	250,000	$ --
Chief Financial Officer	12/31/03	$165,000	$ 74,250	20,000	$ --
	12/31/02	$130,000	$ --	65,000	$ --
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In accordance with regulations promulgated by the SEC, perquisites are not included if the aggregate amount is less than the lesser of $50,000 or 10% of salary and bonus.

Option Grants in Last Fiscal Year

        The following table sets forth certain information regarding the stock options that we granted during 2004 to our chief executive officer and our two other executive officers:

Name and Principal Position	Number of Shares Underlying Options Granted (#)	% of Total Options Granted To Employees in Fiscal Year (1)	Exercise of Base Price ($/Sh)	Expiration Date	Grant Date Present Value ($) (2)
Louis P. Valente	225,000 (3)	7%	$ 16.53	5/11/14	$1,543,500 (6)
Chairman of the Board
of Directors
Joseph P. Caruso	350,000 (4)	11%	$ 16.53	5/11/14	$1,764,000 (6)
Chief Executive Officer
Paul S. Weiner	250,000 (5)	8%	$ 16.53	5/11/14	$1,323,000 (6)
Chief Financial Officer

(1)	We granted options to purchase an aggregate of 2,454,500 shares of common stock to all employees other than our executive officers and granted options to purchase an aggregate of 825,000 shares to all of our executive officers as a group (3 persons) during fiscal 2004.
(2)	This column sets forth the present value of the grants at the date of grant, using the Black-Scholes pricing model.
(3)	An option to purchase 175,000 shares vested on the grant date and an option to purchase 50,000 shares will vest upon the election of The Gillette Company to continue commercialization of a patented home-use, light-based hair removal device for women pursuant to our Development and License Agreement with them dated February 14, 2003.
(4)	An option to purchase 200,000 shares vested on the grant date, an option to purchase 75,000 shares will vest upon the election of The Gillette Company to continue commercialization of a patented home-use, light-based hair removal device for women pursuant to our Development and License Agreement with them dated February 14, 2003 and an option to purchase 75,000 shares will vest twelve months after the election of The Gillette Company to continue commercialization of a patented home-use, light-based hair removal device for women pursuant to our Development and License Agreement with them.
(5)	An option to purchase 150,000 shares vested on the grant date, an option to purchase 50,000 shares vest upon the election of The Gillette Company to continue commercialization of a patented home-use, light-based hair removal device for women pursuant to our Development and License Agreement with them dated February 14, 2003 and an option to purchase 50,000 shares will vest twelve months after the election of The Gillette Company to continue commercialization of a patented home-use, light-based hair removal device for women pursuant to our Development and License Agreement with them.
(6)	The assumptions used in calculating the Black-Scholes value were $16.53 as fair market value, 2-year term, 100% volatility, 2.53% risk free interest rate and no yield or premiums.

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

        The following table provides certain information concerning options exercised by our chief executive officer and our two other executive officers during the fiscal year ended December 31, 2004 and the number of options exercisable and unexercisable as of December 31, 2004.

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	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options At FY-End (#)		Value of Unexercised In-the-Money Options At FY-End ($) (1)
Name and Principal Position	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Louis P. Valente	347,155	$4,654,804	464,512	63,333	$8,608,179	$ 752,826
Chairman of the Board of
Directors
Joseph P. Caruso	165,000	$1,863,784	476,667	163,333	$8,474,715	$1,699,826
Chief Executive Officer
Paul S. Weiner	121,175	$1,284,670	225,492	113,333	$3,257,847	$1,226,326
Chief Financial Officer

(1)	Value is based on the December 31, 2004 closing price on the NASDAQ Market of $26 per share. Actual gains, if any, on exercise will depend on the value of the common stock on the date of the sale of the shares.

Performance Graph

        The Securities and Exchange Commission requires that we include in this proxy statement a line-graph presentation comparing cumulative five-year stockholder returns for our common stock with a broad-based market index and either a nationally recognized industry standard or an index of peer companies selected by us. Our common stock has been publicly traded since December 18, 1992.

        The following graph shows a five-year comparison of cumulative total stockholder returns, calculated on a dividend reinvestment basis and based on a $100 investment, from December 31, 1999 through December 31, 2004 comparing the return on our common stock with the NASDAQ Stock Market Total Return Index and the NASDAQ Medical Devices, Instruments and Supplies, Manufacturers and Distributors Stocks Index. No dividends have been declared or paid on our common stock during such period. The stock price performance shown on the graph following is not necessarily indicative of future price performance.

Comparison of Five-Year Cumulative Total Return

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Employment Agreements

        In July 2001, we entered into an employment agreement with Mr. Valente whereby he serves as our chairman of the board of directors for an initial term of two years subject to two-year extensions thereafter. His current annual base salary is $220,000. Mr. Valente’s agreement provides that, in the event of termination by us without cause, non-renewal by us or termination by Mr. Valente for good reason without a change in control, we will pay him two year’s salary as then in effect in addition to any earned incentive compensation, and continue benefits and insurance payments for two years. The agreement further provides that in the event of termination by reason of death, Mr. Valente’s beneficiaries will receive his base salary for one year following his death (plus any pro rata bonus to which he would have been entitled). In the event of termination due to our change in control, Mr. Valente will receive three times his annual salary as then in effect (plus any bonus to which he would have been entitled) and the continuation of benefits and insurance payments for two years.

        In July 2001, we entered into an employment agreement with Mr. Caruso in substantially the same form as that described for Mr. Valente whereby he serves as our chief executive officer and president. His current annual base salary is $305,000.

        In July 2001, we entered into an employment agreement with Mr. Weiner in substantially the same form as that described for Mr. Valente whereby he serves as our chief financial officer and treasurer. His current annual base salary is $210,000.

        These agreements provide for bonuses as determined by the board of directors, and employee benefits, including vacation, sick pay and insurance, in accordance with our policies. Each of the employment agreements also prohibits the employee from directly or indirectly competing with us for a period of one-year following termination of employment.

CODE OF ETHICS

        We have adopted a code of ethics that applies to all of our employees, executive officers and directors, including our principal executive officer, principal financial officer and principal accounting officer. The code of ethics includes provisions covering compliance with laws and regulations, insider trading practices, conflicts of interest, confidentiality, protection and proper use of our assets, accounting and record keeping, fair competition and fair dealing, business gifts and entertainment, payments to government personnel and the reporting of illegal or unethical behavior. The code of ethics is posted on our website, www.palomarmedical.com. Any waiver of any provision of the code of ethics granted to an executive officer or director may only be made by the board of directors and will be promptly disclosed on our website.

EQUITY COMPENSATION PLAN DISCLOSURE

        The following table sets forth certain information as of December 31, 2004, regarding securities authorized for issuance under our equity compensation plans, including individual compensation arrangements. Our equity compensation plans are the 1991, 1993, 1995, 1996 and 1998 Stock Option Plans, the 2004 Stock Incentive Plan and warrants issued to certain of our directors. All of these equity compensation plans have been approved by our stockholders except the issuance of warrants to certain of our directors.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity Compensation Plans
Approved by Security Holders	4,967,402	$ 12.36	649,336(1)
Equity Compensation Plans Not
Approved by Security Holders	180,000(2)	$ 2.77	0

Total	5,147,402	$ 12.02	649,336

(1)	The 1991, 1993, 1995, 1996 and 1998 Stock Option Plans authorize the issuance of incentive stock options and nonqualified stock options. The above number includes no shares of common stock available for future grants under the 1991, 1993 and 1995 Stock Option Plans, 3,932 shares of common stock available for future grants under the 1996 Stock Option Plan and 4,404 shares of common stock available for future grants under the 1998 Stock Option Plan. The 2004 Incentive Stock Option Plan authorizes the issuance of incentive stock options and nonqualified stock options, restricted and unrestricted stock awards, restricted stock units, performance share awards and stock appreciation rights. The above number also includes 641,000 shares of common stock available for future grants under the 2004 Incentive Stock Option Plan.

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(2)	The above number consists of 105,000 fully vested warrants issued on June 1, 1999 to purchase common stock at an exercise price of $3.1875 per share and expire on May 31, 2009; 55,000 fully vested warrants issued on February 1, 2000 to purchase common stock at an exercise price of $1.96875 per share and expire on January 31, 2010; and 20,000 fully vested warrants to purchase common stock issued on June 7, 2000 at an exercise price of $2.8125 per share and expire on June 6, 2010.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The compensation committee currently consists of Mr. Martin and Ms. Cohane. The members of the compensation committee are independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.

        Our chairman of the board, Mr. Valente, serves on the board of directors of Medical Information Technology, Inc. Mr. Pappalardo is the chief executive officer of Medical Information Technology, Inc. Mr. Valente does not serve on the compensation committee of Medical Information Technology, Inc.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Introduction

        The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, and establishes the compensation plans and specific compensation levels for executive officers. The Company’s primary objective is to maximize stockholder value. As a result, the Compensation Committee strives to ensure that the Company’s executive compensation programs will enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company by making individual compensation directly dependent on the Company’s achievement of certain financial goals, such as profitability and asset management and by providing rewards for exceeding those goals. The Compensation Committee believes that the total compensation of executive officers should reflect the scope of their responsibilities, the success of the Company and the past and expected future contribution of each executive to that success.

Compensation Programs

        Base Salary. Many factors are considered in determining the base salaries for executive officers, including the value that each individual brings to the Company through experience, education and training, comparable positions and comparable responsibilities at similar organizations, the specific needs of the Company, and the individual’s past and expected future contributions to the Company’s success.

        Bonus Plans. Executive officers are awarded bonuses at the discretion of the Compensation Committee. The factors that the Compensation Committee evaluates in exercising its discretion include return on assets, growth in income and return on sales, as well as a subjective assessment of the contributions of each executive that are not captured by operating measures but are considered important to the creation of long-term value for stockholders. The relative weighting of the operating measures and subjective evaluation varies depending on the executive’s role and responsibilities within the Company. In January 2005, the Compensation Committee granted a bonus of $181,500 to Mr. Caruso and $122,100 to Mr. Weiner as a result of the Company’s overall performance and their own individual performance in fiscal 2004.

        Stock Options. The primary goal of the Company is to excel in the creation of long-term value for stockholders; the Compensation Committee believes that stock options provide an additional incentive to executive officers to work towards maximizing stockholder value. The Compensation Committee views stock options as one of the more important components of the Company’s long-term, performance-based compensation philosophy. The grant of options to executive officers encourages equity ownership in the Company, and closely aligns executive officers’ interests to the interests of all the stockholders. In addition, because they are subject to vesting periods of varying durations and to forfeiture if the employee leaves the Company permanently, stock options are an incentive for executive officers to remain with the Company long-term. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants. Options granted by the Company to its executive officers and other employees have exercise prices equal to or in excess of the fair market value at the time of grant. Options vest and become exercisable at such time as determined by the Board, or a committee of the Board. The initial grant is designed for the level of the job that the executive holds and is designed to motivate the officer to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company’s stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives’ ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company’s financial goals.

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        In addition to the foregoing, executive officers participate in compensation plans available to all employees such as the Company’s 401(k) Plan. See “Other Employee Benefit Plans.”

Compensation of Chairman of the Board of Directors

        The factors considered by the Compensation Committee in determining the compensation of the Chairman of the Board of Directors who serves in an executive capacity, in addition to the criteria discussed above, include the Company’s operating and financial performance, as well as his leadership and establishment and implementation of the strategic direction for the Company. The Board considered as part of its subjective evaluation, among other factors, Mr. Valente’s (i) over two decades of experience in a high-level executive position with a large well-established high-technology company (Perkin Elmer, Inc., formerly EG&G, Inc.), (ii) outstanding reputation and contacts in the business community, and (iii) extensive knowledge of finance and accounting.

Compensation of Chief Executive Officer

        The factors considered by the Compensation Committee in determining the compensation of the Chief Executive Officer, in addition to the criteria discussed above, include the Company’s operating and financial performance, as well as his leadership and establishment and implementation of the strategic direction for the Company. The Board considered as part of its subjective evaluation, among other factors, Mr. Caruso’s (i) over one decade of experience in a high-level executive position with the Company, (ii) outstanding reputation and contacts in the cosmetic laser industry, and (iii) extensive knowledge of finance and accounting.

        By the Compensation Committee of the Board of Directors of Palomar Medical Technologies, Inc.

James G. Martin

Jeanne Cohane

        Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following audit committee report is not and shall not be incorporated by reference into any such filings.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent accountants, Ernst & Young LLP (the “Independent Auditors”), are responsible for performing an independent audit of the Company’s financial statements in accordance with accounting principles generally accepted in the United States and issuing a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews, evaluates, and discusses with the Company’s management, internal accounting, financial and auditing personnel and the Independent Auditors, the following:

•	the plan for, and the Independent Auditors' report on, each audit of the Company's financial statements;

•	the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to shareholders;

•	management's selection, application and disclosure of critical accounting policies;

•	changes in the Company's accounting practices, principles, controls or significant methodologies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

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        The Audit Committee reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2004, and discussed these financial statements with the Company’s management. Management represented to the Audit Committee that the Company’s financial statements had been prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 Communications with Audit Committees with the Independent Auditors. SAS 61 requires the Company’s Independent Auditors to discuss with the Company’s Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

        The Company’s Independent Auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees. Independence Standards Board Standard No. 1 requires independent auditors annually to disclose in writing all relationships that in the Independent Auditors’ professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the Independent Auditors their independence from the Company. The Audit Committee also considered whether the Independent Auditors’ provision of the other, non-audit related services to the Company is compatible with maintaining such auditors’ independence.

        Based on its discussions with management and the Independent Auditors, and its review of the representations and information provided by management and the Independent Auditors, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

        By the Audit Committee of the Board of Directors of Palomar Medical Technologies, Inc.

A. Neil Pappalardo
Nicholas Economou, Ph. D.
Jeanne Cohane

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table provides information regarding beneficial ownership of our common stock as of March 9, 2005 by each person known to us to be the beneficial owner of more than 5% of our common stock; each of our directors; each of our chief executive officer and two other executive officers; and all of our current directors and executive officers as a group.

        The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership. Percentage ownership is based on 16,708,069 shares issued and outstanding as of March 9, 2005.

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	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner (1)	Common Stock Outstanding	Options/ Warrants (2)	Total	Percent of Class
5% Owners

Craig Drill Capital (3)	1,292,000	-	1,292,000	7.7%
724 Fifth Avenue, 9th Floor
New York, NY 10019

FMR Corp. (4)	1,285,100	-	1,285,100	7.7%
82 Devonshire Street
Boston, MA 02109

Arbor Capital Management, LLC (5)	959,100	-	959,100	5.7%
One Financial Plaza
120 South Sixth Street, Suite 1000
Minneapolis, MN 55402

Directors and Executive Officers

A. Neil Pappalardo	525,255	121,667	646,922	3.8%

Joseph P. Caruso	130,399	426,667	557,066	3.3%

Louis P. Valente	289,512	175,000	464,512	2.8%

Paul S. Weiner	80,535	200,492	281,027	1.7%

Nicholas P. Economou	1,428	121,667	123,095	*

Jeanne Cohane	-	74,667	74,667	*

James G. Martin	45,667	25,000	70,667	*

All Directors and Executive Officers as Group
(7 persons)	1,072,796	1,145,160	2,217,956	12.4%

*	Less than one percent.
(1)	Each officer and director’s address is c/o Palomar Medical Technologies, Inc., 82 Cambridge Street, Burlington, MA 01803.
(2)	Pursuant to the rules of the Securities and Exchange Commission, the number of shares of Common Stock deemed beneficially owned includes, for each person or group referred to in the table, shares issuable pursuant to options or warrants held by the respective person or group that are currently exercisable or will become exercisable within 60 days.
(3)	Information is based on Amendment No. 3 to a Schedule 13G filed by Craig A. Drill d/b/a Craig Drill Capital with the Securities and Exchange Commission on February 14, 2005. The Schedule 13G/A states that Craig A. Drill d/b/a Craig Drill Capital beneficially owns 1,292,000 shares of our common stock. The reporting persons disclaimed beneficial ownership except to the extent of his pecuniary interest.
(4)	Information is based on a Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission on February 14, 2005. The Schedule 13G states that Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is a beneficial owner of 1,285,100 shares as a result of acting as investment adviser to various companies, and Fidelity Growth Company Fund, an investment company registered under the Investment Company Act of 1940, is the beneficial owner of 1,285,100 shares. The Schedule 13G states that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock.

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(5)	Information is based on Amendment No. 1 to a Schedule 13G filed by Arbor Capital Management, LLC with the Securities and Exchange Commission on February 4, 2005. The Schedule 13G/A states that Arbor Capital Management, LLC is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, which has been granted discretionary voting power over its clients’ securities and in some instances has voting power over such securities. The Schedule 13G/A also states that Rick D. Leggott is the chief executive officer and majority shareholder. Mr. Leggott could be deemed to have voting and/or investment power with respect to the shares beneficially owned by Arbor Capital Management, LLC.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities and Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission initial reports of ownership of our common stock and other equity securities on Form 3 and reports of changes in such ownership on Form 4 and Form 5. Officers, directors and ten percent stockholders are charged by the SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us during, and with respect to, our most recent fiscal year, or written representations that Form 5s were not required, we believe that the Section 16(a) filing requirements applicable to our officers, directors and 10% Stockholders were complied with.

SOLICITATION

        No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the common stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by professional solicitors, stockholders, directors, officers and certain of our employees. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by us.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

        Stockholders who wish to present proposals appropriate for consideration at our 2006 annual meeting of stockholders must submit the proposals in proper form to our Corporate Secretary at our address set forth on the first page of this proxy statement not earlier than January 12, 2006 nor later than February 11, 2006 in order for the proposals to be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting.

MISCELLANEOUS

        The board does not intend to present to the annual meeting any business other than the proposals listed herein, and the board was not aware, a reasonable time before mailing this proxy statement to stockholders, of any other business that may be properly presented for action at the annual meeting. If any other business should come before the annual meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

AVAILABLE INFORMATION

        Stockholders of record on March 14, 2005 will receive a proxy statement and our 2004 annual report on Form 10-K (excluding exhibits), which contains detailed financial information concerning us. Written requests for additional copies of these forms may be submitted to the Investor Relations Department, Palomar Medical Technologies, Inc., 82 Cambridge Street, Burlington, Massachusetts 01803 or ir@palomarmedical.com. In addition, you may visit our home page at www.palomarmedical.com or the SEC’s website at www.sec.gov that contains reports, proxy and other SEC filings.

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PROXY/VOTING INSTRUCTION CARD
PALOMAR MEDICAL TECHNOLOGIES, INC.
c/o The American Stock Transfer & Trust Company
40 Wall Street, 41st Floor, New York, New York 10005

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        I (whether one or more of us) appoint Paul S. Weiner and Patricia A. Davis to be my Proxies. The Proxies may vote on my behalf, in accordance with my instructions, all of my shares entitled to vote at the Annual Meeting of Stockholders of Palomar Medical Technologies, Inc. to be held at the Marriott Hotel, One Mall Road, Burlington, Massachusetts 01803, on May 11, 2005 at 10:00 a.m. and any adjournments thereof, upon matters set forth in the notice of annual meeting dated March 14, 2005, and the related proxy statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

        The undersigned hereby acknowledges receipt of a copy of the accompanying notice of annual meeting of stockholders and of the proxy statement relating thereto, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE COMPLETE, DATE AND SIGN ON REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

^ DETACH HERE BEFORE MAILING TOP PORTION ^

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE USING DARK INK ONLY ☒

        This proxy when properly executed will be voted as instructed below by the undersigned stockholder. If no marking is made, this proxy will be voted for proposals 1 and 2 and in the discretion of the person named as proxy as to such other matters as may properly come before the meeting.

The Board of Directors recommends a vote FOR:

1.     The election of each of the following nominees as Directors to serve until the 2006 annual meeting of stockholders and until their respective successors are elected and have qualified.

	For	Against	Withheld
Joseph P. Caruso	☐	☐	☐
Jeanne Cohane	☐	☐	☐
Nicholas P. Economou	☐	☐	☐
James G. Martin	☐	☐	☐
A. Neil Pappalardo	☐	☐	☐
Louis P. Valente	☐	☐	☐

2. To ratify Ernst & Young LLP as the company’s independent auditors for fiscal 2005.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. To transact such other business as may properly come before the meeting.

☐	FOR	☐	AGAINST	☐	ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO ONE OR MORE OF THE PROPOSALS SET FORTH ABOVE, WILL BE VOTED FOR SUCH PROPOSAL OR PROPOSALS.

DATED: ________________, 2005	Signature of Stockholder(s):________________
Print Name:____________________________

Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States. PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK CERTIFICATE. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.

Mark here if you plan to attend the meeting.         ☐

[NOTE THAT YOU MAY ATTEND THE MEETING EVEN IF YOU DO NOT CHECK THE BOX]